UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 19, 2020

JBG SMITH PROPERTIES

(Exact name of Registrant as specified in its charter)

Maryland	No. 001-37994	81-4307010
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

4747 Bethesda Avenue, Suite 200 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (240) 333-3600
Former name or former address, if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.01 per share	JBGS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On February 19, 2020, upon the recommendation of the Corporate Governance and Nominating Committee, the Board of Trustees (the “Board”) of JBG SMITH Properties (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”) to adopt a majority voting standard in uncontested trustee elections. The Bylaws also reflect certain technical, conforming and clarifying changes made to several other sections of the previous bylaws of the Company. The Bylaws became effective immediately.

Article II, Section 7 of the Bylaws has been amended to provide that, in uncontested trustee elections, a nominee for trustee will be elected to the Board if the votes cast for such nominee’s election exceed the votes cast against such nominee’s election (i.e., the number of shares voted “for” a trustee nominee exceeds the number of shares voted “against” such trustee nominee). The Bylaws retain plurality voting for contested trustee elections. Previously, the Company had plurality voting in all trustee elections.

In addition to the changes described above, the Bylaws were also amended to delete certain time-limited governance provisions that are no longer operative or applicable.

The foregoing description of the Bylaws is not complete and is qualified in its entirety by reference to the Bylaws, which are filed as Exhibit 3.1 hereto in unmarked form, and as Exhibit 3.2 hereto in redline form marking the amendments described above, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of JBG SMITH Properties, effective February 19, 2020.

3.2	Amended and Restated Bylaws of JBG SMITH Properties, effective February 19, 2020, redlined for amendments effective February 19, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBG SMITH PROPERTIES

	By:	/s/ Steven A. Museles
	Name:	Steven A. Museles
	Title:	Chief Legal Officer and Secretary

Date: February 21, 2020

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